UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005

CENTRAL VIRGINIA BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-24002 (Commission File Number)	54-1467806 (IRS Employer Identification No.)

2036 New Dorset Road Post Office Box 39 Powhatan, Virginia (Address of principal executive offices)	23139-0039 (Zip Code)

Registrant’s telephone number, including area code:  (804) 403-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

On May 17, 2005, at the regularly scheduled meeting of the Board of Directors of Central Virginia Bankshares, Inc. (the “Company”), the Board increased the number of seats on the Board from eight to nine and elected three new directors to the Board.  Two of the new directors will fill the vacancies created by the previously disclosed retirement of two former directors, and the third new director will fill the newly created ninth seat on the Board. The new directors are Roseleen P. Rick, William C. Sprouse, Jr., and Phoebe P. Zarnegar.

The information required to be disclosed in this Item 5.02 is set forth in a press release dated May 20, 2005, the full text of which is filed as Exhibit 99.1 to this Current Report on Form 8-K. Such information is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

99.1

Press release dated May 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VIRGINIA BANKSHARES, INC.

(Registrant)

By:  /s/ Charles F. Catlett, III

Charles F. Catlett, III

Senior Vice President and

Chief Financial Officer

 Date: May 23, 2005

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press release dated May 20, 2005.